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                                                                      EXHIBIT 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements on Forms S-3 Nos. 333-39383, 333-74473, 333-75719 and on Form S-4 No. 333-74809 of
The FINOVA Group Inc. of our report dated March 1, 2002, with respect to the consolidated financial statements of The FINOVA Group Inc. included in this Annual Report on Form 10-K for the year ended December 31, 2001.

                                              /s/ Ernst & Young LLP

Phoenix, Arizona
March 15, 2002